FRIENDS IVORY FUNDS
                                  ANNUAL REPORT
                                  June 30, 2000

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TABLE OF CONTENTS

                                                                            Page

Shareholders' Letter ....................................................      1

Managers' Discussion and Analysis .......................................      3

StatementsofNetAssets
   Social Awareness Fund ................................................      8
   European Social Awareness Fund .......................................     11

Statements of Operations ................................................     16

Statements of Changes in Net Assets .....................................     17

Financial Highlights ....................................................     18

Notes to Financial Statements ...........................................     20

Report of Independent Accountants .......................................     25

How to Obtain More Information About
   Friends Ivory Funds ...........................................    Back Cover

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LETTER TO SHAREHOLDERS

JUNE 30, 2000

Dear Fellow Shareholder:

[photo omitted]
GEORGE WALKER

It gives me great pleasure to begin this, my first annual report to shareholders, by telling you that the Friends Ivory Social Awareness Fund and the Friends Ivory European Social Awareness Fund combined, have assets of over $52.6 million after only six months of operation.

As you know, our investment-led approach to social investing combines the wisdom and experience of our European and U.S.-based investment teams with the skill and vision of our dedicated 10-person ethics team. We strongly believe that our efforts to combine rigorous financial analysis with enlightened social and environmental screening will identify those companies that can deliver better returns.

OUR MANAGER

Our manager, Friends Ivory & Sime, Inc. ("FIS"), has long been the leading manager of socially aware funds in Europe so we are particularly pleased to have them as managers of the first-ever European Socially Responsible Investment ("SRI") fund available here in the U.S., the Friends Ivory European Social Awareness Fund. With roots going back to the 1800's, some $60 billion in assets with over $30 billion of this in socially aware portfolios they are one of the world's oldest and largest social investors.

SOCIAL SCREENING & ENGAGEMENT

The funds have seen a high level of activity this year. Our ethics team led by Karina Litvack, in Europe and Elizabeth Elliott McGeveran, in the U.S., continually strive to:

1. Identify those companies that exhibit leadership in environmental and social arenas.

2. Avoid companies with below-average records.

3. Engage companies in an ongoing constructive dialogue to improve their standards and practices.

While we strive to provide a portfolio that reflects the values of our investors, we also believe that ALL companies can and should improve. Using our position as investors, our ethics experts speak directly with company managers challenging them to help SOLVE social and environmental problems. In 2000, we have focused our engagement work on several pressing areas of international concern:

   o Slowing global climate change
   o Developing strong corporate systems for reducing environmental impacts
   o Addressing human rights
   o Stopping sweatshops
   o Protecting forests

For example, FIS is currently working with some of the largest banks encouraging them to pay closer attention to the environmental impacts of their underwriting and lending decisions. Or, with other social investors, we have been

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LETTER TO SHAREHOLDERS (continued)

encouraging Coca-Cola to increase the amount of post-consumer recycled plastics in their beverage containers. Following our first meeting with the company, Coca-Cola raised the recycled content of its plastic bottles from less than 1% to 2.5% in the U.S. Because of their size, small changes by big companies can have enormous impacts on society and the environment. Although this is a solid step in the right direction, we will continue to encourage Coca-Cola to reach further over the coming months.

In Europe, FIS has persuaded Peacock, an up-and-coming British clothing company, to adopt a code of practice on labor standards for its overseas suppliers. This change should improve the conditions for some workers in developing nations, helping to avoid sweatshops. Although Peacock is not part of our European Social Awareness Fund, FIS refuses to limit its social and environmental engage to its screened portfolios and works with holdings across the company.

We believe that constructive partnerships between investors and the companies they own will contribute to improved long-term shareholder value as well as help build a healthier, more humane world.

CHARITABLE GIVING

Finally, I am delighted to report that FIS has committed to use 10% of their management fees to support charitable causes. For example, in 2000 they have supported the Alliance for Young Artists and Writers, a national awards program designed to encourage literacy and artistic endeavor in our school systems.

They have also supported the Coalition for Environmentally Responsible Economies'(CERES) efforts to provide young graduate and undergraduate students with first hand experience in environmental corporate responsibility through the CERES Fellowship.

They have supported the Center for Artistry in Teaching (C.A.T.)
summer school program. This is designed to provide rigorous and interesting learning experiences for at-risk students in Washington D.C. and to improve the long-term effectiveness of teachers. Last year, C.A.T. staff had the difficult task of chaperoning 30 students to and from summer school on the subway. By providing a school bus, FIS made it possible for all students to attend the program safely each day.

At Friends Ivory Funds we are always mindful of our commitment to your money, your future and your values(TM), with this in mind we will continue to strive to leverage the financial, social and environmental impact of your investment dollars.

Sincerely,

/s/signature omitted

George Walker
President of the Friends Ivory Funds

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MANAGERS' DISCUSSION AND ANALYSIS --
SOCIAL AWARENESS FUND

[photo omitted]
ANDREW PRINGLE

ECONOMIC & MARKET REVIEW - The series of interest rate increases by the Federal Reserve since mid-1999 had begun to slow the U.S. economy by the first quarter of 2000. GDP growth in the first quarter was 4.8%, down from the more than 7% rate seen in the previous quarter. The economy in the second quarter was expected to slow further, however, growth came in above forecasts, rising 5.2%, due primarily to an increase in business investment. In this economic climate, volatility in equity markets was present throughout the period under review, especially in the second quarter, as investors remained cautious on the outlook for interest rates and inflation. On a more positive note, corporate earnings growth remained strong, continuing the growth rates in excess of 20% seen in recent quarters.

In the half year, the S&P 500 Index declined 0.4% in dollar terms, which masks the wide trading range that was seen in the six months to June. Smaller companies, as measured by the Frank Russell 2000 Index, had the best performance of the major indices, rising 3.0%, while the Dow Jones Industrial Average declined 9.1%. The technology heavy NASDAQ Index ended just 2.5% lower, having demonstrated enormous volatility.

FUND PERFORMANCE & STRATEGY - The Social Awareness Fund (the "Fund") declined by 0.41% to the end of June versus the 0.4% decline in the S&P 500 Index. The strategy of the Fund was to maintain its focus on stocks and sectors that offer attractive long-term earnings growth and consistency characteristics. Accordingly, the portfolio remained overweight in the technology, healthcare and communication services industries.

The underperformance of the Fund can be attributed to a market rotation into more defensive oriented companies, especially in the second quarter, due to fears of an economic slowdown. Fund performance was adversely affected by more cautious investor sentiment towards high-growth companies, particularly those representing the "new economy". However, the Fund maintained its weightings in these areas as their long-term growth characteristics remain attractive, particularly so, given the outlook for a slowing economy later in the year. Likewise, the projected environment justifies the continued underweight stance in cyclical industries which are more economically sensitive (e.g. capital goods and basic industries).

The Fund's largest holdings registered mixed performances, particularly in the technology sector. There were strong returns during the reporting period from Intel, EMC and Texas Instruments while Microsoft and America Online declined, the former partially reflecting concerns over the outcome of the anti-trust case.

Consumer defensive companies also had mixed results with Procter & Gamble being sold following a

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MANAGERS' DISCUSSION AND ANALYSIS --
SOCIAL AWARENESS FUND (CONCLUDED)

surprise negative earnings announcement while Bestfoods rose sharply as a result of a takeover bid by Unilever.

The healthcare sector delivered strong performance in the first half of the year with all current holdings performing well, particularly Medtronic, the leading medical device company.

OUTLOOK - The near term environment for the U.S. equity market remains similar to that seen in the first half of 2000. Despite good earnings news, further volatility appears likely as investors continue to seek clearer evidence that an end to the Federal Reserve's current round of interest rate increases is close at hand. Confirmation of a controlled slowdown with subdued inflation would help boost investor sentiment and likely enable the market to rise modestly (up 5-10%) by year-end; this would be in sharp contrast to the last five consecutive years of annual returns in excess of 20% for the S&P 500 Index. Any signs of a major deterioration in the inflation data would lead us to adopt a more cautious stance on the outlook for U.S. equities.

 Comparison of Change in the Value of a $10,000 Investment in the Friends Ivory
       Social Awareness Fund, Advisor Class(1), versus the S&P 500 Index

[graphic chart omitted]
plot points follows:

         Friends    S&P
10/31/96  10000    10000
6/97      12606    12712
6/98      16546    16545
6/99      20466    20315
6/00      20550    21788

               Annualized               Annualized           Cumulative
One Year        3 Year                  Inception            Inception
Return*         Return*                  to Date*             to Date*
-------        ----------               ----------           -----------
 0.41%           17.69%                   21.67%               108.60%


Past performance is not an indication of future performance.
(1) Commenced operations on 12/28/99.

 * For periods prior to December 1999, when the Fund began operating, performance quoted reflects performance of the Adviser's private account. The private account commenced operations before the Fund's registration statement became effective. Adviser shares have different expenses than the private account, which will result in different performance. The Adviser's private account was not a registered mutual fund, so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the private account's performance may have been lower.

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MANAGERS' DISCUSSION AND ANALYSIS --
EUROPEAN SOCIAL AWARENESS FUND

[photo omitted]
DEBBIE CLARK

ECONOMIC & MARKET REVIEW - The U.K. economy continued to expand during the first six months of the year, growing 3.0% versus the same period last year. Recently, however, the rate of growth has slowed slightly in response to several interest rate increases, with the last rise being 0.25% in February 2000. Accordingly, growth is expected to slow to more sustainable levels and the pressure to continue to raise rates has diminished with interest rates thought to be near their peak. In this environment, the MSCI Europe Index declined 6.0% in local currency terms, which translated into a decline of 11.7% in dollar terms due to the depreciation of sterling against the dollar. There was great divergence in performance as large companies, measured by the FSTE 100 Index have declined 7.9%, while the FTSE Small Cap Index (excluding investment trusts) increased 11.3% in local currency terms. The worst performing sectors were steel, information technology and telecommunications which had declines in excess of 20%, while the best performing sectors were electronics and electrical equipment, media and non-cyclical consumer goods such as household products.

Continental Europe continues to see strong economic activity boosted by the weakness of the Euro. The recent interest rate rise in June was larger than expected at 0.5%, taking rates to 4.25%. This was seen as a move, in part, to prop up the ailing Euro and dampen inflationary pressures. Final figures for Euro-zone economic growth to the end of June have not been finalized, but estimates are in the range of 3.2% as business and consumer confidence levels remain high and job creation in the region has recently rivaled that of the U.S. Continental European markets had stronger performance than in the U.K. as the MSCI Europe Index (excluding U.K.) returned 4.7%, which translated into an increase of 0.6% in dollar terms. The best performing sector during the period under review was information technology, which fell back in the second quarter but still managed to increase 19.2% due to the large gains experienced in the first part of the year.

FUND PERFORMANCE & STRATEGY - The European Social Awareness Fund (the "Fund") outperformed the benchmark in a declining market as it fell 1.8% versus a decline of 3.1% in the MSCI Europe Index in dollar terms. The Fund's strategy of focusing on socially aware, good quality companies,

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MANAGERS' DISCUSSION AND ANALYSIS --
EUROPEAN SOCIAL AWARENESS FUND (CONCLUDED)

offering superior long-term growth characteristics and good consistency of earnings had a positive contribution on performance, particularly in Continental Europe. Strong stock selection across a range of sectors led to the outperformance of the Fund.

The market rotation into cyclically oriented and defensive companies, away from the more growth-oriented companies, particularly those representing the "new economy", had a negative impact on performance in the first two months of the second quarter. This was due to the overweight position of the Fund in the technology, media, and telecommunication areas. However, the Fund's position in these areas was generally maintained as they offer attractive long-term growth prospects.

The Fund benefited from its largest holdings as they recorded excellent performance. The most notable were life insurance company Skandia Forsakrings (81%), mobile telephone company Ericsson (28%) and semiconductor company STMicroelectronics (30%). In addition, Axa (insurance), Nokia Oyj (telecommunications equipment) and Sanofi-Synthelabo (pharmaceuticals) also had strong performances, as they all posted returns around 20%. Within the top ten holdings in the Fund, only Vodafone AirTouch had a negative return over the period.

OUTLOOK - The outlook for European equity markets remains positive, particularly in Continental Europe, due to a number of factors including positive earnings growth, structural reforms and favorable demographics. Structural reforms by governments are enhancing shareholder value, with companies being encouraged to restructure and reduce corporate cross-holdings. In addition, the introduction of the single currency and competition for capital has also sped up reforms within the region. While an initial glance at valuation may indicate demanding multiples when compared to historic relatives, there are a significant number of stocks with strong growth prospects and positive business momentum. The majority of these remain in "growth" areas such as technology and telecommunications, where the Fund remains well positioned.

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        Comparison of Change in the Value of a $10,000 Investment in the
         Friends Ivory European Social Awareness Fund, Advisor Class(1), versus the Morgan Stanley MSCI Europe Index

                             [graphic chart omitted]
                              plot points follows

                          FRIENDS            MORGAN
                          -------            ------
           12/31/99        10000             10000
           6/00             9872              9744

                                   CUMULATIVE
                                    INCEPTION
                                     TO DATE
                                   ----------
                                     -1.80%

Past performance is not an indication of future performance.
(1) Commenced operations on 12/31/99.

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STATEMENT OF NET ASSETS (000)
Friends Ivory Funds -- June 30, 2000

                                                                          VALUE
SOCIAL AWARENESS FUND                                      SHARES         (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.3%)
BASIC MATERIALS (0.9%)
   Alcoa ................................................   8,680         $  252
                                                                          ------
CAPITAL GOODS (7.1%)
   Applied Materials* ...................................   6,500            589
   Colgate-Palmolive ....................................   8,500            509
   Johnson & Johnson ....................................   8,660            882
                                                                          ------
                                                                           1,980
                                                                          ------
COMMUNICATION SERVICES (11.4%)
   AT&T .................................................  10,900            345
   BellSouth ............................................  10,700            456
   Lucent Technologies ..................................   9,000            533
   SBC Communications ...................................  14,736            637
   Viacom, Cl B* ........................................   7,450            508
   Worldcom* ............................................  14,900            684
                                                                          ------
                                                                           3,163
                                                                          ------
COMPUTER SOFTWARE (7.8%)
   America Online* ......................................  14,525            766
   Microsoft* ...........................................  11,700            936
   Veritas Software* ....................................   4,075            461
                                                                          ------
                                                                           2,163
                                                                          ------
CONSUMER CYCLICALS (7.0%)
   Costco Wholesale* ....................................   7,700            254
   Home Depot ...........................................  16,000            799
   McDonald's ...........................................  12,500            412
   Target ...............................................   8,100            470
                                                                          ------
                                                                           1,935
                                                                          ------

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                                                                          VALUE
                                                           SHARES         (000)
--------------------------------------------------------------------------------
CONSUMER STAPLES (5.5%)
   Bestfoods ............................................   4,200         $  291
   Coca-Cola ............................................  10,500            603
   PepsiCo ..............................................  14,100            627
                                                                          ------
                                                                           1,521
                                                                          ------
ENERGY (6.9%)
   Enron ................................................   9,000            580
   Nabors Industries* ...................................   8,000            332
   Royal Dutch Petroleum, New York Shares ...............  10,000            616
   Schlumberger .........................................   5,125            382
                                                                          ------
                                                                           1,910
                                                                          ------
ENTERTAINMENT (1.7%)
   Walt Disney ..........................................  12,220            474
                                                                          ------
FINANCE (12.5%)
   American Express .....................................  12,060            629
   American International Group .........................   8,975          1,055
   Fannie Mae ...........................................   7,550            394
   JP Morgan ............................................   2,850            314
   Mellon Financial .....................................  14,000            510
   Wells Fargo ..........................................  14,700            570
                                                                          ------
                                                                           3,472
                                                                          ------
PHARMACEUTICALS (9.6%)
   Amgen* ...............................................   6,000            422
   Medtronic ............................................  14,000            697
   Merck ................................................  11,600            889
   Schering-Plough ......................................  12,500            631
                                                                          ------
                                                                           2,639
                                                                          ------

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STATEMENT OF NET ASSETS (000)
Friends Ivory Funds -- June 30, 2000

--------------------------------------------------------------------------------
                                                                          VALUE
SOCIAL AWARENESS FUND (CONCLUDED)                          SHARES         (000)
--------------------------------------------------------------------------------
SERVICES (3.4%)
   Automatic Data Processing .........................      6,700       $   359
   Omnicom Group .....................................      6,485           578
                                                                        -------
                                                                            937
                                                                        -------
TECHNOLOGY (23.5%)
   Cisco Systems* ....................................     25,050         1,592
   Dell Computer* ....................................     10,700           528
   EMC* ..............................................     13,220         1,017
   Intel .............................................     11,350         1,517
   Solectron* ........................................      8,080           338
   Sun Microsystems* .................................      8,975           816
   Texas Instruments .................................     10,300           707
                                                                        -------
                                                                          6,515
                                                                        -------
Total Common Stocks
   (Cost $26,559)                                                        26,961
                                                                        -------
Total Investments (97.3%)
   (Cost $26,559)                                                        26,961
                                                                        -------
OTHER ASSETS AND LIABILITIES, NET (2.7%)                                    754
                                                                        -------
NET ASSETS:
Portfolio capital of Advisor Shares (unlimited
   authorization -- no par value) based on 2,858,875
   outstanding shares of beneficial interest ........................    28,487
Accumulated net realized loss on investments ........................    (1,174)
Net unrealized appreciation on investments ..........................       402
                                                                        -------
Total Net Assets (100.0%)                                               $27,715
                                                                        =======
Net Asset Value, Offering and Redemption Price
   Per Share -- Advisor Shares                                            $9.70
                                                                        =======

* NON-INCOME PRODUCING SECURITY
CL -- CLASS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                                                                          VALUE
EUROPEAN SOCIAL AWARENESS FUND                             SHARES         (000)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS (96.3%)
BELGIUM (1.0%)
   Dexia ...............................................    1,600         $  235
                                                                          ------
DENMARK (1.5%)
   Vestas Wind Systems .................................   10,350            379
                                                                          ------
FINLAND (5.1%)
   Nokia Oyj ...........................................   20,836          1,060
   Sonera Oyj ..........................................    4,637            211
                                                                          ------
                                                                           1,271
                                                                          ------
FRANCE (18.3%)
   Axa .................................................    4,658            732
   Cap Gemini ..........................................    2,288            402
   L'OREAL .............................................      650            561
   Pinault-Printemps-Redoute ...........................    1,500            332
   Sanofi-Synthelabo ...................................   15,000            713
   Societe Generale, Cl A ..............................    6,200            372
   STMicroelectronics ..................................   13,800            867
   Vivendi .............................................    6,400            563
                                                                          ------
                                                                           4,542
                                                                          ------
GERMANY (2.5%)
   Allianz, Reg Shares .................................    1,060            384
   Deutsche Telekom ....................................    4,000            227
                                                                          ------
                                                                             611
                                                                          ------
IRELAND (1.2%)
   CRH .................................................   16,000            288
                                                                          ------


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STATEMENT OF NET ASSETS (000)
Friends Ivory Funds -- June 30, 2000
--------------------------------------------------------------------------------
EUROPEAN SOCIAL AWARENESS                                                 VALUE
FUND (CONTINUED)                                           SHARES         (000)
--------------------------------------------------------------------------------
ITALY (4.2%)
   ACEA .................................................  10,483         $  167
   Enel .................................................  91,000            402
   TIM ..................................................  47,000            479
                                                                          ------
                                                                           1,048
                                                                          ------
NETHERLANDS (10.1%)
   ING Groep ............................................  11,475            774
   Royal Dutch Petroleum ................................   9,600            595
   Royal KPN ............................................   8,500            379
   TNT Post Group .......................................  12,000            323
   VNU ..................................................   8,309            428
                                                                          ------
                                                                           2,499
                                                                          ------
SPAIN (5.6%)
   Banco Bilbao Vizcaya Argentaria ......................  35,000            522
   Banco Santander Central Hispano ......................  35,000            368
   Telefonica ...........................................  16,015            343
   Telefonica Publicidad y Informacion ..................  16,500            155
                                                                          ------
                                                                           1,388
                                                                          ------
SWEDEN (9.2%)
   Ericsson, Cl B .......................................  49,850            990
   Nordic Baltic Holding ................................  43,000            325
   Skandia Forsakrings ..................................  36,588            970
                                                                          ------
                                                                           2,285
                                                                          ------
SWITZERLAND (3.4%)
   Adecco, Reg Shares ...................................     400            340
   Credit Suisse Group, Reg Shares ......................   2,600            517
                                                                          ------
                                                                             857
                                                                          ------

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                                                                          VALUE
                                                           SHARES         (000)
--------------------------------------------------------------------------------
UNITED KINGDOM (34.2%)
   ARM Holdings* ......................................    20,000         $  215
   Barclays ...........................................    28,000            698
   BG Group ...........................................    28,000            181
   BP Amoco ...........................................    61,800            594
   British Telecom ....................................    45,000            583
   Cadbury Schweppes ..................................    69,000            454
   CMG ................................................    18,000            256
   Glaxo Wellcome .....................................    27,000            789
   Hays ...............................................    64,000            358
   Invensys ...........................................    70,000            263
   Kingfisher .........................................    37,800            345
   Lloyds TSB Group ...................................    52,000            492
   Ocean Group ........................................    10,000            165
   Prudential .........................................    30,000            440
   Sage Group .........................................    32,600            265
   SmithKline Beecham .................................    69,000            905
   Vodafone AirTouch ..................................   280,000          1,134
   WPP Group ..........................................    25,000            366
                                                                         -------
                                                                           8,503
                                                                         -------
Total Foreign Common Stocks
   (Cost $24,113)                                                         23,906
                                                                         -------
FOREIGN PREFERRED STOCK (2.2%)
GERMANY (2.2%)
   SAP ................................................     3,000            553
                                                                         -------
Total Foreign Preferred Stock
   (Cost $562)                                                               553
                                                                         -------


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STATEMENT OF NET ASSETS (000)
Friends Ivory Funds -- June 30, 2000
--------------------------------------------------------------------------------
EUROPEAN SOCIAL AWARENESS                                                 VALUE
FUND (CONCLUDED)                                           SHARES         (000)
--------------------------------------------------------------------------------
Foreign Rights (0.0%)
Belgium (0.0%)
   Dexia* ................................................  400         $     3
                                                                        -------
Total Foreign Rights
   (Cost $--)                                                                 3
                                                                        -------
Total Investments (98.5% )
   (Cost $24,675)                                                        24,462
                                                                        -------
OTHER ASSETS AND LIABILITIES, NET (1.5%)                                    380
                                                                        -------
Portfolio capital of Advisor Shares (unlimited
   authorization -- no par value) based on 2,529,609
   outstanding shares of beneficial interest ........................... 25,295
Undistributed net investment income ....................................     86
Accumulated net realized loss on investments ...........................   (329)
Net unrealized appreciation on forward foreign currency
   contracts, foreign currency, and translation of
   other assets and liabilities in foreign currency ....................      3
Net unrealized depreciation on investments .............................   (213)
                                                                        --------
Total Net Assets (100.0%)                                               $24,842
                                                                        ========
Net Asset Value, Offering and Redemption Price
   Per Share -- Advisor Shares                                            $9.82
                                                                        ========

* NON-INCOME PRODUCING SECURITY
CL -- CLASS
REG -- REGISTERED

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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At June 30, 2000, sector diversification of the Portfolio was as follows:

                                              % OF              VALUE
SECTOR DIVERSIFICATION                     NET ASSETS           (000)
----------------------                     ----------          -------
FOREIGN COMMON STOCKS
Banking                                         17.3%         $ 4,303
Telecommunications                              15.6            3,874
Insurance                                       10.2            2,526
Pharmaceuticals                                  9.7            2,407
Electronics                                      6.6            1,651
Telephone                                        6.2            1,532
Oil & Gas                                        5.5            1,371
Services                                         5.0            1,240
Diversified Operations                           4.8            1,184
Computers                                        3.7              922
Retail                                           2.7              677
Cosmetics & Toiletries                           2.3              561
Transportation                                   2.0              488
Food, Beverage & Tobacco                         1.8              454
Publishing                                       1.7              428
Construction Materials                           1.2              288
                                               -----          -------
TOTAL FOREIGN COMMON STOCKS                     96.3           23,906
FOREIGN PREFERRED STOCK                          2.2              553
FOREIGN RIGHTS                                    --                3
                                               -----          -------
TOTAL INVESTMENTS                               98.5           24,462
OTHER ASSETS AND LIABILITIES, NET                1.5              380
                                               -----          -------

NET ASSETS                                     100.0%         $24,842
                                               =====          =======

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STATEMENTS OF OPERATIONS (000)
Friends Ivory Funds -- For the Period Ended June 30, 2000

                                                                      European
                                                          Social        Social
                                                        Awareness     Awareness
                                                           Fund          Fund
                                                        ---------     ---------
                                                         2000 (1)      2000 (2)
                                                        ---------     ---------
INVESTMENT INCOME:
   Interest Income ...................................   $     7         $  18
   Dividend Income ...................................       103           241
   Less: Foreign Taxes Withheld ......................        --           (26)
                                                         -------         -----
   Total Investment Income ...........................       110           233
                                                         -------         -----
EXPENSES:
   Investment Advisory Fee ...........................       103           105
   Less: Investment Advisory Fees Waived .............       (81)          (59)
   Administration Fee ................................        43            42
   Custodian Fee .....................................         2            23
   Transfer Agent Fee ................................        14            14
   Professional Fees .................................        21            20
   Registration Fees .................................        11            10
   Printing Fees .....................................        16            15
   Trustee Fees ......................................         7             6
   Distribution Fees .................................        34            31
   Other Fees ........................................         1             3
                                                         -------         -----
   Total Expenses ....................................       171           210
                                                         -------         -----
   NET INVESTMENT INCOME/(LOSS) ......................       (61)           23
                                                         -------         -----
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
   INVESTMENTS:
   Net Realized Loss on Investments ..................    (1,174)         (329)
   Net Realized Gain on Forward Foreign Currency
       Contracts and Foreign Currency Transactions ...        --            63
   Net Change in Unrealized Appreciation/
       Depreciation on Foreign Currency and
       Translation of Other Assets and Liabilities in
       Foreign Currency ..............................        --             3
   Net Change in Unrealized Appreciation/
     Depreciation on Investments .....................       402          (213)
                                                         -------         -----
   Total Net Realized and Unrealized Loss
     on Investments ..................................      (772)         (476)
                                                         -------         -----
   NET DECREASE IN NET ASSETS
     FROM OPERATIONS .................................   $  (833)        $(453)
                                                         =======         =====

(1) SOCIAL AWARENESS FUND COMMENCED OPERATIONS 12/28/99.
(2) EUROPEAN SOCIAL AWARENESS FUND COMMENCED OPERATIONS 12/31/99.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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

----------------------------------------------------------------------------  17
STATEMENTS OF CHANGES IN NET ASSETS (000)
Friends Ivory Funds -- For the Period Ended June 30, 2000

                                          Social              European Social
                                      Awareness Fund          Awareness Fund
                                     ----------------        ----------------
                                       12/28/99 (1)-           12/31/99 (2)-
                                         06/30/00                06/30/00
                                       -------------           -------------
OPERATIONS:
   Net Investment Income/(Loss) .....     $   (61)                  $  23
   Net Realized Loss on
       Investments ..................      (1,174)                   (329)
   Net Realized Gain on Foreign
       Currency Transactions ........          --                      63
   Net Change in Unrealized
     Appreciation/Depreciation
     on Foreign Currency and
     Translation of Other Assets and
     Liabilities in Foreign Currency.          --                       3
   Net Change in Unrealized
     Appreciation/Depreciation
     on Investments .................         402                    (213)
                                          -------                 -------
   Net Decrease in Net Assets
     from Operations ................        (833)                   (453)
                                          -------                 -------
CAPITAL SHARE TRANSACTIONS (A):
   ADVISOR SHARES:
     Proceeds from Shares Issued ....      28,512                  25,324
     Cost of Repurchased
         Shares .....................         (14)                    (79)
                                          -------                 -------
INCREASE IN NET ASSETS FROM
   ADVISOR SHARE TRANSACTIONS .......      28,498                  25,245
                                          -------                 -------
Net Increase in Net Assets ..........      27,665                  24,792
                                          -------                 -------
NET ASSETS:
   Beginning of Period ..............          50                      50
   End of Period ....................     $27,715                 $24,842
                                          =======                 =======
(A) SHARES ISSUED AND REDEEMED:
   ADVISOR SHARES:
     Shares Issued ..................       2,855                   2,532
     Shares Redeemed ................          (1)                     (7)
                                          -------                 -------
   Net Change in Capital Shares .....       2,854                   2,525
                                          =======                 =======

(1) SOCIAL AWARENESS FUND COMMENCED OPERATIONS 12/28/99.
(2) EUROPEAN SOCIAL AWARENESS FUND COMMENCED OPERATIONS 12/31/99.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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18  ----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Friends Ivory Funds -- For the Period Ended June 30, 2000 For a share outstanding throughout each period

                                                                                 DISTRIBUTIONS
          NET ASSET            NET           REALIZED         DISTRIBUTIONS           FROM
           VALUE           INVESTMENT          AND              FROM NET            REALIZED          NET ASSET
         BEGINNING OF        INCOME         UNREALIZED          INVESTMENT          CAPITAL           VALUE END
           PERIOD            (LOSS)       GAINS (LOSSES)          INCOME             GAINS            OF PERIOD
         ------------      ----------     --------------      -------------       -------------       ---------
SOCIAL AWARENESS FUND
---------------------
Advisor Shares
2000(1)     $10.00          $(0.02)           $(0.28)              $--                $--               $ 9.70

EUROPEAN SOCIAL AWARENESS FUND
------------------------------
Advisor Shares

2000(2)     $10.00          $ 0.03            $(0.21)              $--                $--               $ 9.82

+  RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

(1) SOCIAL AWARENESS FUND COMMENCED OPERATIONS ON 12/28/99. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(2) EUROPEAN SOCIAL AWARENESS FUND COMMENCED OPERATIONS ON 12/31/99.
    ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

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

----------------------------------------------------------------------------  19


                                                                                                 RATIO OF
                                                              RATIO OF         RATIO OF        NET INVESTMENT
                                                                NET            EXPENSES        INCOME (LOSS)
                                            RATIO OF         INVESTMENT       TO AVERAGE        TO AVERAGE
                         NET ASSETS         EXPENSES        INCOME (LOSS)     NET ASSETS        NET ASSETS         PORTFOLIO
           TOTAL           END OF          TO AVERAGE        TO AVERAGE       (EXCLUDING        (EXCLUDING         TURNOVER
          RETURN+       PERIOD (000)       NET ASSETS        NET ASSETS         WAIVERS)          WAIVERS)           RATE
         ---------     --------------     ------------      ------------      -----------       -------------      ---------


          (3.00)%          $27,715            1.24%            (0.44)%           1.83%             (1.03)%            26%



          (1.80)%          $24,842            1.70%             0.19%            2.18%             (0.29)%            11%



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

20  ----------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS
Friends Ivory Funds -- June 30, 2000

1.  ORGANIZATION

   Friends Ivory Funds (the "Trust") was organized as a Delaware business trust on September 29, 1999. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of two Funds: the Social Awareness Fund and the European Social Awareness Fund (collectively the "Funds", and each of these, a "Fund"). The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds are authorized to offer an unlimited number of shares of beneficial interest with no par value. Friends Ivory & Sime, Inc. (the "Adviser") absorbed all expenses of organizing the Trust.

   The Trust offers Advisor shares. Advisor shares are subject to a distribution fee of 0.25% per year.

2.  SIGNIFICANT ACCOUNTING POLICIES

   The significant accounting policies followed by the Funds are as follows:

SECURITY VALUATION: Securities listed on an exchange are valued at the last quoted sales price as of the close of the New York Stock Exchange on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and ask prices. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

   Securities listed on a foreign exchange may trade on weekends or other days when the Fund does not calculate an NAV. As a result, the market value of these fund investments may change on days when you cannot buy and hold shares of the Fund.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are re-corded on the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is accrued on a daily basis. Dividends are recorded on the ex-dividend date. Expenses common to all of the Funds in the Trust are allocated among the Funds on the basis of average net assets.

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


----------------------------------------------------------------------------  21


DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income of the Funds are declared and paid at least annually. Any net realized capital gains will be distributed at least annually for the Funds.

FEDERAL INCOME TAXES: Each of the Funds is classified as a separate taxable entity for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of taxable income and gains to its shareholders which will be sufficient to relieve it from all federal income taxes. Therefore, no provision for federal income tax has been made.

NET ASSET VALUE PER SHARE: The net asset value per share of each Fund is calculated on each business day by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding.

FOREIGN CURRENCY TRANSLATION: The books and records of the European Social Awareness Fund are maintained in U.S. dollars on the following basis:

   (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

  (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective date of such transaction.

   The European Social Awareness Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

   The European Social Awareness Fund reports certain foreign currency related transactions as components of realized and unrealized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

RECLASSIFICATION OF COMPONENTS OF NET ASSETS: The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences

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22 -----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
Friends Ivory Funds -- June 30, 2000

may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to net operating losses and the classification of short-term capital gains and ordinary income for tax purposes, have been reclassified to/from the following accounts:

                                 Undistributed
                                 Net Investment
               Paid-in-Capital    Income/(Loss)
                    (000)             (000)
               ---------------   --------------
Social Awareness
Fund ............   $(61)             $61

These reclassification have no effect on net assets or net asset values per share.

USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

   Under an Investment Advisory Agreement with the Trust, Friends Ivory & Sime, Inc. will act as investment adviser to each Fund. Friends Ivory & Sime plc, an affiliate of the Adviser, serves as the sub-adviser to the European Social Awareness Fund and administers the Fund's investment program under the supervision of the Adviser. For its investment advisory services to the Trust, the Adviser receives an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: Social Awareness Fund, 0.75%; and European Social Awareness Fund, 0.85%. The Sub-Adviser receives a sub-advisory fee from the Adviser for its services calculated at the rate of 0.15% of the aggregate average daily net assets of the European Social Awareness Fund. The Adviser has agreed, on a voluntary basis, to waive all or a portion of its investment advisory fee and to reimburse expenses in order to keep total operating expenses from exceeding 1.25% and 1.70%, respectively. Fee waivers and expense reimbursements are voluntary and may be terminated at anytime.

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

----------------------------------------------------------------------------  23


   Under an Administration Agree-ment with the Trust, SEI Investments Mutual Funds Services (the "Adminis-trator") will provide the Trust with overall administrative and accounting services. For its services, the Administrator will receive an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows:
0.15% up to $100 million; 0.12% from $100 million to $300 million; 0.10% from $300 million to $600 million; and 0.08% in excess of $600 million. Each Fund pays the Administrator a minimum annual fee of $85,000 with a minimum of $10,000 per each additional class.

   Under a Distribution Agreement with the Trust, SEI Investments Distribution Co. (the "Distributor") will provide the Trust with distribution services.

   The Social Awareness Fund has directed certain portfolio trades to brokers who paid a portion of its expenses. For the period ended June 30, 2000, the Fund's expenses were reduced by $294 under this arrangement.

DISTRIBUTION OF FUND SHARES: Each Fund has adopted a distribution plan for Advisor Shares that allows the Fund to pay distribution fees for the sale and distribution of Advisor Shares.

   Distributions fees for Advisor Shares, as a percentage of average daily net assets, are 0.25% for each Fund.

   Under a Custodian Agreement with the Trust, Chase Manhattan Bank will serve as custodian for the assets of the Trust.

   Each Trustee receives an annual fee of $8,000 ($2,000 per board meeting) and reimbursement of out-of-pocket expenses. Such fees are paid for services rendered to all of the Funds and are allocated accordingly. No person who is an officer, director, trustee, or employee of the Investment Adviser, Distributor, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.

4. INVESTMENT TRANSACTIONS

   Subsequent to October 31, 1999, the Funds recognized net capital losses for tax purposes of $1,164,628 and $328,669 in the Social Awareness Fund and European Social Awareness Fund, respectively, that have been deferred to 2000 and can be used to offset future capital gains at June 30, 2000.

   During the period ended June 30, 2000, purchases and sales of securities, other than short-term investments or U.S. government obligations, aggregated:

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


24  ----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
Friends Ivory Funds -- June 30, 2000

                     PURCHASES    SALES
                       (000)      (000)
                     ---------    -----
Social Awareness
 Fund ..............  $35,300    $7,000
European Social
 Awareness Fund ....   27,795    $2,791

   At June 30, 2000, the total cost of securities for federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at June 30, 2000 is as follows:

            AGGREGATE      AGGREGATE
              GROSS          GROSS
           APPRECIATION   DEPRECIATION     NET
              (000)           (000)       (000)
          -------------   ------------    -----
Social
 Awareness
 Fund .....    $2,688       $(2,286)       $402
European
 Social
 Awareness
 Fund .....     1,826        (2,039)       (213)

5. MARKET AND CREDIT RISK

   Some countries in which the European Social Awareness Fund may invest, require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   The securities exchange of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities exchanges in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition of the Fund.

6. IN-KIND TRANSFERS OF SECURITIES

   During the period ended June 30, 2000, the Social Awareness Fund issued 2,771,792 shares of beneficial interest in exchange for securities from an account managed by Friends Ivory & Sime, Inc. fair valued at $27,717,923.

7.  NOTICE TO SHAREHOLDERS (Unaudited)

   The European Social Awareness Fund intends to pass through to its shareholders the foreign taxes paid of $25,684 on foreign income of $102,883.

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

----------------------------------------------------------------------------  25


REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees
Friends Ivory Funds -- Social Awareness Fund
Friends Ivory Funds -- European Social Awareness Fund

We have audited the accompanying statements of net assets of Social Awareness Fund and European Social Awareness Fund (the "Funds") as of June 30, 2000, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the period ended June 30, 2000. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at June 30, 2000, and the results of their operations, the changes in their net assets, and their financial highlights for the period ended June 30, 2000, in conformity with accounting principles generally accepted in the United States.

/s/ERNEST & YOUNG LLP

Philadelphia, Pennsylvania
July 21, 2000

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

FUND

Friends Ivory Funds
P.O. Box 446
Portland, ME 04112

INVESTMENT ADVISER

Friends Ivory & Sime, Inc.
One World Trade Center
Suite 2101
New York, New York 10048

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

ADMINISTRATOR

SEI Investments Mutual Funds Services
One Freedom Valley Drive
Oaks, PA 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT PUBLIC ACCOUNTANTS

Ernst & Young LLP
Two Commerce Square
Suite 4000
2001 Market St.
Philadelphia, PA 19103

TO OBTAIN MORE INFORMATION:

Call 1-800-481-4404


This annual report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus.

                                                        [recycle sysbol omitted]

FIS-F-004-01